Exhibit 99.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO SECTION 906
			OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of Fi-Tek VII, Inc.
     (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002, (the "Report"), I, Frank L. Kramer, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


                                        /s/ Frank L. Kramer
					--------------------
					President, Director, and
                                        Principal Executive Officer
November 14, 2002




             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
			AS ADOPTED PURSUANT TO SECTION 906
			OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Quarterly Report of Fi-Tek VII, Inc.
     (the "Company") on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002, (the "Report"), I, Ronald J. Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


                                        /s/ Ronald J. Miller
					--------------------
					Treasurer, Secretary,
                                        Director and Principal
                                        Financial Officer
November 14, 2002